UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

MONRO, INC.

(Exact name of registrant as specified in its charter)

New York	0-19357	16-0838627
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Holleder Parkway, Rochester, New York	14615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (585) 647-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MNRO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 13, 2022, Monro, Inc., together with its subsidiary Monro Service Corporation (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with American Tire Distributors, Inc. (the “Buyer”) pursuant to which the Company will sell assets relating to its wholesale tire operations and internal tire distribution operations (the “Operations”), as described below, to the Buyer for approximately $105.0 million in the aggregate (the “Purchase Price”). The Company is selling the assets, tangible personal property, accounts receivable, inventory, relevant contracts and leases, and intellectual property relating to the Operations (the “Assets”) to the Buyer. Of the aggregate Purchase Price, $65.0 million will be paid at the expected closing of the sale of Assets and the remaining $40.0 million will be paid as earnout payments after the closing. The earnout payments will be earned, on a per-tire basis, based on the purchase of tires by retail locations owned by the Company and its affiliates from the Buyer pursuant to a distribution agreement that the Company and the Buyer will enter into at the closing of the sale of the Assets. Under the Agreement, the Buyer is entitled to offer employment to the Company’s employees that currently provide services relating to the Operations.

The transaction is subject to customary closing conditions, including the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and obtaining a waiver from the Company’s credit facility lenders. The closing is not subject to a financing contingency. The transaction is expected to close in the first quarter of fiscal 2023.

The Company expects to enter into additional agreements with the Buyer at or prior to the closing of the sale of the Assets, including (1) a distribution agreement, pursuant to which the Buyer will agree to supply and sell tires to retail locations owned by the Company and its affiliates; (2) a managed services agreement, pursuant to which the Buyer will provide category management, ordering, dashboard, and inventory management services for the Company; and (3) an agreement relating to preferred data services to be provided to the Company.

The Agreement contains customary representations and warranties, covenants, agreements and indemnification obligations of the Company and the Buyer. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

The Company issued a press release announcing this transaction on May 19, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The above description of the Agreement has been included to provide information regarding the terms of the Agreement. It is not intended to provide any other information about the Company or the Buyer. The Agreement contains representations and warranties of the parties thereto that were made solely for the benefit of the other parties. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. In addition, such representations and warranties may apply a contractual standard of materiality that is different from that generally applicable to stockholders. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Agreement and should not be relied upon as a disclosure of factual information relating to the parties thereto or the Company.

Item 2.02	Results of Operations and Financial Condition

On May 19, 2022, Monro, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year-ended March 26, 2022. A copy of the press release is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01	Voluntary Disclosure of Other Events

On May 19, 2022, the Company announced that its Board of Directors declared a quarterly cash dividend of $.28 per share for the first quarter of the Company’s 2023 fiscal year, ending March 25, 2023. The dividend will be payable on June 20, 2022 to shareholders of record as of June 6, 2022, including shares of common stock to which the holders of the Company’s Class C Convertible Preferred Stock are entitled.

Also on May 19, 2022, the Company announced that its Board of Directors has authorized a share repurchase program for the repurchase of up to $150 million of shares of the Company’s common stock. The Company may repurchase shares of common stock from time to time as market conditions warrant, subject to regulatory considerations. The method, timing and actual number of shares repurchased will depend on a variety of factors, including price, general business and market conditions, alternative investment opportunities, and legal requirements. The Company’s repurchase program has no expiration date, does not require the purchase of any minimum number of shares and may be suspended, modified or discontinued at any time without prior notice.

Cautionary Note Regarding Forward-Looking Statements

The statements contained in this Current Report on Form 8-K that are not historical facts may contain statements of future expectations and other forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by such words and phrases as “anticipate,” “could,” “expect,” “intend,” “may,” “potential,” “proposed,” “should,” “will,” and other similar words or phrases. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed. These factors include, but are not necessarily limited to, whether the Company is able to complete the sale of the Assets and enter into distribution and related service agreements with the Buyer; the timing to consummate the proposed transaction; the risk that a regulatory approval that may be required for the proposed sale of Assets is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management’s time on issues relating to the Asset sale; the Company’s ability to adjust its business to have a third party provide wholesale tire operations and tire distribution operations, including uncertainties associated with maintaining relationships with customers, vendors, and employees; risks related to litigation; and the potential effect of general business or economic conditions on the Company’s business, including the direct and indirect effects of the COVID-19 pandemic and the Russian invasion of Ukraine on the economy, consumer spending levels, inflation, and unemployment; and other factors set forth elsewhere herein and in the Company’s Securities and Exchange Commission filings. Except as required by law, the Company does not undertake and specifically disclaims any obligation to update any forward-looking statement to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1*	Asset Purchase Agreement, among American Tire Distributor, Inc., Monro, Inc., and Monro Service Corporation, dated as of May 13, 2022.

99.1	Press release issued by Monro, Inc. on May 19, 2022 regarding transaction with American Tire Distributors, Inc.

99.2	Press release issued by Monro, Inc. on May 19, 2022 regarding Fourth Quarter and Fiscal 2022 Financial Results.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO, INC.
(Registrant)

May 19, 2022	By:	/s/ Maureen E. Mulholland
Maureen E. Mulholland
Executive Vice President – Chief Legal Officer and Secretary